Deposits - Schedule of Deposits by Type (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Banking and Thrift [Abstract]
Non-interest-bearing deposits	$ 6,542,490	$ 6,209,925
Negotiable order of withdrawal (NOW)	4,514,113	4,348,939
Money market deposits accounts (MMDA)	8,237,291	7,674,291
Savings deposits	828,914	846,074
Time deposits	3,640,623	2,387,488
Total deposits	$ 23,763,431	$ 21,466,717	$ 17,408,283